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                        VAN KAMPEN LIFE INVESTMENT TRUST
                            ON BEHALF OF ITS SERIES
                MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO
                      SUPPLEMENT DATED JUNE 2, 2000 TO THE
                        PROSPECTUS DATED APRIL 28, 2000
                       SUPERCEDING ALL PRIOR SUPPLEMENTS

    The Prospectus is hereby supplemented as follows:

    (1) The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES AND OFFICERS-OFFICERS" is hereby amended by deleting all information pertaining to Peter W. Hegel*, effective May 31, 2000.

    (2) The information on the inside back cover of the Prospectus under the heading "FOR MORE INFORMATION-INDEPENDENT ACCOUNTANTS" is hereby deleted and replaced with the following:

                           ERNST & YOUNG LLP
                           233 South Wacker Drive
                           Chicago, Illinois 60606

    (3) The Board of Trustees of the Van Kampen Life Investment Trust -- Morgan Stanley Real Estate Securities Portfolio (the "Portfolio") approved an Agreement and Plan of Reorganization and Liquidation (the "Reorganization Agreement") to transfer all of the Portfolio's assets and liabilities to the Universal Institutional Funds, Inc. on behalf of its U.S. Real Estate Portfolio in exchange for shares of the U.S. Real Estate Portfolio and then terminate. The Reorganization Agreement will be presented to the shareholders (i.e., to contract owners, who will provide voting instructions to their respective insurance companies) of the Portfolio for approval.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE